BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE September 11, 2012 David Turner Chief Financial Officer Exhibit 99.1

INVESTMENT THESIS
Attractive
Market Presence
• Leading Southeastern depository franchise with favorable demographics
• Leading brand favorability
• Top share in core markets
Improved Credit Profile
• Aggressive risk management initiatives
• Significant reduction in higher risk loan portfolios
• Significant improvement in credit quality metrics
Comprehensive
Product Offering
• Balanced business mix
• Momentum in C&I and consumer offerings
• Focused on core banking business post sale of Morgan Keegan
• Sustainable and improving core profitability
• Opportunity for outperformance
• Significant credit leverage remaining
Strong Funding Profile
and Capital Position
• Continued growth in low cost core deposit base
• Loan to deposit ratio well below historical and peer levels
• Attractive liquidity position and funding profile
• Capital levels are solid
Profitability

FRANCHISE OVERVIEW
•
Bank Associates: 23,422
•
Assets: $122B
•
Loans: $76B
•
Deposits: $95B
•
Branches: 1,719
•
Insurance Offices: 30
•
ATMs: 2,063
•
Market Cap:  $10.1B*
*As of August 27, 2012
Business Services
›
Small and mid-sized C&I lending
›
Commercial Real Estate
›
Equipment Finance
Consumer Services
›
Mortgage
›
Home Equity
›
Credit Card
›
Direct Lending
›
Indirect Auto
Wealth Management
›
Institutional Services
›
Private Wealth Management
›
Investment Services
›
Insurance
Ranked 4th or Better in Market Share
Targeted Growth Areas

DOING THE RIGHT THING
We believe being a responsible bank means being an integral part of our communities.
Community Service Housing Assistance
Disaster Response
Policy
› Regions associates
volunteered for nearly 5,300
community service activities
in first-half 2012
› Included teaching 3,300-plus
financial education classes
› Impacted students at all
levels, potential first-time
homebuyers, small business
owners
› Significant increase over
previous years due to
company-wide emphasis on
service
› Regions Customer
Assistance Program (CAP)
has helped more than
45,000 homeowners
restructure $3.9 billion in
mortgages, keeping people
in their homes after job loss,
natural disasters and other
setbacks
› Regions foreclosure rate
remains well below industry
average
› Regions promotes affordable
housing by investing in Low
Income Housing Tax Credits
› Assistance can include:
› Penalty free withdrawals
on CDs
› Personal and business
loan deferral
› Up to 3 months payment
forbearance/extensions for
all Consumer Loan/Line
Products
› ATM fees waived
› NSF/OD Fees waived
› Mobile ATM available for
deployment

($ in billions)

Top 10 MSAs	Deposits	Market Rank	'10-'15 Population Growth
Birmingham, AL	$11.0	1	3.4%
Nashville, TN	$6.6	1	9.6%
Miami, FL	$4.8	7	1.4%
Tampa, FL	$4.4	4	3.7%
Memphis, TN	$3.8	2	4.3%
Atlanta, GA	$3.4	6	10.1 %
St. Louis, MO	$3.0	4	2.0%
Jackson, MS	$2.8	2	4.4%
New Orleans, LA	$2.4	4	8.8%
Mobile, AL	$2.3	1	1.0%

National Average: 3.9%

REGIONS

REGIONS’ FOOTPRINT IS CHARACTERIZED BY EITHER HIGH
MARKET SHARE, HIGH GROWTH MARKETS OR BOTH
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market
Share in Regions’ Core Markets
Rank Name
Market
Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%

NPL** Gross Migration

43% Decline*
$ in millions
$555
$755
$561
$381
$315
2Q11
3Q11
4Q11
1Q12
2Q12

NPLs and Coverage Ratio

31% Decline in Total NPLs*
$ in millions
$2,784
$2,710
$2,372
$2,151
$1,915
112%
109%
116%
118%
120%
2Q11
3Q11
4Q11
1Q12
2Q12
NPLs**
ALL / NPL**

Business Services Criticized Loans

31% Decline*
$ in millions
$7,899
$7,305
$6,370
$5,979
$5,436
2Q11
3Q11
4Q11
1Q12
2Q12

Loan Loss Provision

93% Decline*
$ in millions
$398
152
396
(150)
$355
156
355
(156)
$295
150
280
(135)
$117
140
192
(215)
$26
131
134
(239)
2Q11
3Q11
4Q11
1Q12
2Q12
Business Services and HFS
Consumer
Reserve Reduction

REGIONS

6 CONTINUED MOMENTUM IN ASSET QUALITY METRICS *Year-over-year change **Excludes loans held for sale

$ in billions
$25.8
14.8
11.0
$9.4
0.8
8.6
4Q06
2Q12
Mortgage
Construction

IRE 27%
Other 73%

IRE 12%
Other 88%

REGIONS

SIGNIFICANT REDUCTION IN HIGH RISK LOAN
PORTFOLIOS
Total Investor Real Estate Investor Real Estate as % of Total Loans
Reduced Investor Real Estate
$16.4 B or 64% since 4Q06
Investor Real Estate as a % of total loans
has decreased since 4Q06
4Q06 2Q12

C&I
56%
IRE
20%
CRE*
24%

1st Mort
45%
Other
4%
Credit
Card
3%
Indirect
7%
Home
Equity
41%

REGIONS

RENEWED FOCUS ON C&I AND CONSUMER LENDING
BUSINESS SERVICES
• 61% of Total Loan Portfolio
• Focused on middle market and small business
• Broad based middle-market commercial loan growth across
footprint and industries
• Driven by specialized industries, including healthcare,
franchise restaurant, energy, transportation, as well as
technology and defense
CONSUMER SERVICES
• 39% of Total Loan Portfolio
• Consumer loan growth will be fueled by new businesses as
well as growth in existing businesses
• Mortgage loan production totaled $2.1 billion in 2Q
• Non-real estate consumer portfolio has increased 3% YoY
• $1B Regions-branded credit card portfolio now serviced in-
house
• Indirect auto lending grew 21% YoY
2Q12 Business Services Loans: $46B 2Q12 Consumer Services Loans: $30B
* Includes commercial real estate owner occupied loans

• Specialized lending groups are
headquartered throughout our
footprint
• Our goal is to be the premier
corporate middle market bank
for the specialized
industries we serve
• Experienced positive year over
year growth in all industries
BUSINESS SERVICES FOCUSED ON SPECIALIZED
INDUSTRIES
Transportation
Restaurant
Healthcare
Technology/Defense
Energy
(Houston)
(Atlanta)
(Charlotte)
(Nashville)

$ in millions
24,742
25,020
26,272
26,992
28,029
28,731
29,929
30,801
31,242
39.8%
40.2%
40.3%
41.7%
41.5%
43.3%
42.6%
43.1%
44.4%
9,849
10,069
10,592
11,265
11,631
12,428
12,764
13,275
13,858
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Outstandings
Commitments
Utilization Rate

REGIONS

LOAN COMMITMENTS AND UTILIZATION INCREASE
Commitments and Outstandings
• Commercial & industrial line utilization rose 130 basis points linked quarter to 44.4%
• Commitments increased $3.2 billion since last year to $31.2 billion
• Commercial & industrial loan balances on an average basis increased $902 million, or 4%
linked quarter reflecting strength in our middle market portfolio

$ in millions
$443
$513
$485
$438
$503
1.9%
2.2%
2.1%
1.9%
2.2%
2Q11
3Q11
4Q11
1Q12
2Q12
PPI (1)
PPI (1) / RWA (2)

REGIONS

2Q12 FINANCIAL HIGHLIGHTS
Adjusted Pre-tax Pre-provision Income from Continuing
Operations
(1)
Loan Loss
Provision
$398 $355 $295 $117 $26
(1) Non-GAAP - See GAAP to non-GAAP reconciliation in appendix, excludes goodwill only
(2) Annualized
With each passing quarter, we are better positioned for ultimate outperformance.
2Q12 Financial Results
Net Income $284MM
Income from continuing
operations
$351MM
EPS $0.20
Impact of Series A
Preferred Stock
(1)
$0.05

4.75%
4.75%
4.66%
4.55%
4.51%
22 bps
4.35%
4.27%
4.31%
4.29%
4.29%
2Q11
3Q11
4Q11
1Q12
2Q12
Peer Group Average
Regions

REGIONS

CLOSING THE GAP ON LOAN YIELDS
• Commercial & industrial loan
balances on an average basis
increased 4% linked quarter
reflecting strength in our middle
market portfolio
• Commercial & industrial line
utilization rose 130 basis points
to 44.4%
• Loan yield remained flat linked
quarter despite the low rate
environment
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
48 bps

0.53%
0.46%
0.40%
0.37%
0.32%
0.45%
0.41%
0.35%
0.31%
0.29%
2Q11
3Q11
4Q11
1Q12
2Q12
Peer Group Average*
Regions

Time
18%
Other
52%
NIB
30%

Time
15%
Other
54%
NIB
31%

REGIONS

MIX AND COST OF DEPOSITS PROVIDE FURTHER
OPPORTUNITY TO LOWER DEPOSIT COSTS AND IMPROVE
MARGIN
Deposit Mix Compared to Peers*
Regions
Peer
Average
*Average basis for  2Q12
Source: SNL Financial: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
• Deposit repricing opportunities remain, maturities
include:
• 3Q12 - $2.9B at 1.2%
• 4Q12 - $3.0B at 2.1%
• 1H13 - $4.6B at 1.8%
• 2H13 - $1.9B at 0.8%
Deposit Cost Opportunity Gap

3.36%
3.35%
3.35%
3.32%
3.31%
0.15%
0.15%
0.13%
0.10%
0.07%
0.14%
0.16%
0.14%
0.13%
0.08%
3.07%
3.04%
3.08%
3.09%
3.16%
2Q11
3Q11
4Q11
1Q12
2Q12
Reported Net Interest Margin
Impact of Excess Cash Reserves
Impact of Non-Accruals

3.56%
3.55%
3.54%
3.52%
3.52%
49 bps
36 bps
3.07%
3.04%
3.08%
3.09%
3.16%
2Q11
3Q11
4Q11
1Q12
2Q12
Regions
Peer Group Average

REGIONS

FUNDING MIX AND DEPLOYMENT OF CASH RESERVES
HAVE AIDED NET INTEREST MARGIN AND CLOSING THE
GAP TO PEERS
Impact of Excess Cash Reserves & Non-
Accruals on NIM*
Regions has closed a portion of its gap vs.
peers in the last 5 quarters
*  From continuing operations
Source: SNL Financial: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION

$ in millions
$519
$516
$490
$505
$488
66
25
50
70
308
52
27
15
68
44
310
60
26
16
57
68
263
55
28
14
77
77
254
57
26
15
90
67
233
2Q11
3Q11
4Q11
1Q12
2Q12
Service charges
Capital Markets, Investment Income & Trust
Mortgage Income
Credit Card Income
Insurance Income
Other

REGIONS

MORTGAGE INCOME INCREASED 17% LINKED QUARTER
• Non-interest
(1)
revenue decreased 3%
linked quarter
• Mortgage revenues increased 17%
linked quarter and 80% over last year
• HARP II expected to increase
mortgage volume by $1 billion in
2012
• Service charges declined linked quarter
due to the establishment of a reserve for
certain customer fee refunds resulting
from a change in the company’s non-
sufficient funds policy
Fee Income by Quarter
(1) From continuing operations adjusted to exclude security gains and leveraged lease terminations gains–Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
1

-8%
-4%
-3%
-3%
-3%
0%
1%
2%
2%
2%
4%
8%
RF
Bank #2
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11
Bank #12

OUTPACED PEERS IN EXPENSE REDUCTION IN 2Q12
•Adjusted to exclude non-core items
Source: SNL Financial: Peer banks include BBT, CMA, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
Change in Non-Interest Expense* 2Q12 vs 1Q12

2.8%
2.8%
3.1%
3.1%
3.1%
3.2%
3.2%
3.3%
3.3%
3.3%
3.5%
3.8%
8.5%
RF
Bank #2
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11
Bank #12
Bank #13

REGIONS

REGIONS HAS THE LOWEST EXPENSE TO ASSETS RATIO
* Adjusted to exclude non-core items, ratios are annualized
Source: SNL Financial: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
Non-Interest Expense* / Average Assets

Tier 1 Capital Ratio

12.6%
12.8%
13.3%
14.3%
11.0%
3.8%
3.8%
3.9%
3.8%
8.8%
9.0%
9.4%
10.5%
11.0%
2Q11
3Q11
4Q11
1Q12
2Q12
Tier 1 Capital Excluding TARP (1)
TARP Impact (2)

Tier 1 Common Ratio (1)

7.9%
8.2%
8.5%
9.6%
10.0%
2Q11
3Q11
4Q11
1Q12
2Q12

Loans* / Deposits*

91%
90%
90%
89%
90%
84%
83%
81%
79%
80%
2Q11
3Q11
4Q11
1Q12
2Q12
Peer Median
Regions

REGIONS

STRONG FUNDING PROFILE AND LIQUIDITY POSITION
Source: SNL Financial - Peers include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
*Based on ending balances
(1) Non-GAAP – See appendix for reconciliation
(2) Includes Series A Preferred Stock and associated warrant

OPPORTUNITY FOR OUTPERFORMANCE
REVENUE
EXPENSES
CREDIT
• Tangible opportunity to close peer margin gap
• Over $12.4 billion of deposit repricing through 2H13
• Lower liquidity costs
• Reduction of non-accruals
• Continued momentum in C&I and Consumer lending
• Development of new products and services
• Ongoing expense initiatives
• Anticipating reduced credit related / OREO expenses
• Solid reserve position
• Reduced provisions with continued credit improvement
• Positioned for increased future capital return
CAPITAL

20 APPENDIX

This presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a "safe harbor" for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

REGIONS

FORWARD-LOOKING STATEMENTS
›Regions’ ability to receive dividends from its subsidiaries.
›The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
›Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
>The effects of any damage to Regions reputation resulting from developments related to any of the items identified above
›The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk
Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011 and the "Foward-Looking Statements" section of Regions' Quarterly Reports on Form 10-Q for the quarters ended March 31, and June
30, 2012.
›The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
›Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
›Possible downgrades in ratings issued by rating agencies.
›Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
›Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
›The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
›Regions' ability to keep pace with technological changes.
›Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.
›Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
›The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
›The effects of increased competition from both banks and non-banks.
›The effects of geopolitical instability and risks such as terrorist attacks.
›Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
>Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or     products and services.
›Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.
›Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
›Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
›The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury
Department and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process, are expected to require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
›Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
›Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
›Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
›Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

The table below presents earnings (loss) per share from continuing operations, excluding preferred dividends and accretion (non-GAAP). The table also presents computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP) all recorded in 2011. The preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that the exclusion of the preferred dividends and accretion, goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including "earnings (loss) per common share, excluding preferred dividends and accretion" and "earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit" provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business because management does not consider the preferred dividends and accretion, goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only); and presentations to investors of Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit does not represent the amount that effectively accrues directly to stockholders (i.e. the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge are reductions in earnings and stockholders' equity).

		As of and for Quarter Ended				
($ amounts in millions, except per share data)		06/30/12	03/31/12	12/31/11	9/30/11	6/30/11
Net income (loss) available to common shareholders (GAAP)		$ 284	$ 145	$ (602)	$ 101	$ 55
Preferred dividends and accretion (GAAP)		71	54	54	54	54
Income (loss) from discontinued operations, net of tax (GAAP)		4	(40)	(467)	14	30
Income (loss) from continuing operations (GAAP)	A	$ 361	$ 239	$ (81)	$ 141	$ 79
Net income (loss) available to common shareholders (GAAP)	B	$ 284	$ 145	$ (602)	$ 101	$ 55
Goodwill impairment, net of tax		-	-	731	-	-
Regulatory charge and related tax benefit		-	-	-	-	(44)
Income available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP)	C	$ 284	$ 145	$ 129	$ 101	$ 11
Net income (loss) available to common shareholders (GAAP)	B	$ 284	$ 145	$ (602)	$ 101	$ 55
Income (loss) from discontinued operations, net of tax (GAAP)(1)		4	(40)	(467)	14	30
Income (loss) from continuing operations available to common shareholders (GAAP)	D	280	185	(135)	87	25
Goodwill impairment from continuing operations (non-deductible)		-	-	253	-	-
Regulatory charge and related tax benefit from continuing operations(2)		-	-	-	-	(17)
Income from continuing operations available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP)	E	$ 280	$ 185	$ 118	$ 87	$ 8
Weighted-average diluted shares	F	1,418	1,283	1,259	1,261	1,260
Earnings (loss) per common share from continuing operations, excluding preferred dividends and accretion - diluted (non-GAAP)	A/F	$ 0.26	$ 0.19	$ (0.06)	$ 0.11	$ 0.06
Earnings (loss) per common share - diluted (GAAP)	B/F	$ 0.20	$ 0.11	$ (0.48)	$ 0.08	$ 0.04
Earnings (loss) per common share from continuing operations - diluted (GAAP)	D/F	$ 0.20	$ 0.14	$ (0.11)	$ 0.07	$ 0.02
Earnings per common share from continuing operations, excluding goodwill impairment and regulatory charge and related tax benefit - diluted (non-GAAP)	E/F	$ 0.20	$ 0.14	$ 0.09	$ 0.07	$ 0.01

(1) There are no preferred shares allocable to discontinued operations.

(2) In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions' provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.

REGIONS 22

NON-GAAP RECONCILIATION: NET INCOME / (LOSS) AND EARNINGS PER SHARE ` (1)

NON-GAAP RECONCILIATION: PRE-TAX PRE-PROVISION
INCOME
The Pre-Tax Pre-Provision Income from Continuing Operations table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP).  Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the
Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.  In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.
(1) After tax amounts for leveraged lease terminations gains are $0.6 million for 6/30/2012, $3.1 million for 3/31/2012, $2.8 million for 12/31/11 and $5.4 million for 9/30/11.
($ amounts in millions) 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
common shareholders (GAAP) 280 $  185 $    (135) $   87 $    25 $    95 $    51.4% 255 $  NM
71 54 54 54 54 17 31.5% 17 31.5%
126 82 18 17 (34) 44 53.7% 160 NM
taxes (GAAP) 477 321 (63) 158 45 156 48.6% 432 NM
26 117 295 355 398 (91) -77.8% (372) -93.5%
(non-GAAP) 503 438 232 513 443 65 14.8% 60 13.5%
- - 253 - - - - - -
excluding goodwill impairment (non-GAAP) 503 438 485 513 443 65 14.8% 60 13.5%
Income (loss) from continuing operations before income
Provision for loan losses (GAAP)
Pre-tax pre-provision income from continuing operations
Pre-tax pre-provision income from continuing operations,
Goodwill impairment
Quarter Ended
2Q12
vs. 1Q12
2Q12
vs. 2Q11
Income (loss) from continuing operations available to
Preferred dividends (GAAP)
Income tax expense (benefit) (GAAP)

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee ratio. Net interest income on a fully taxable-equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

NON-GAAP RECONCILIATION: FEE INCOME RATIOS AND
EFFICIENCY RATIOS
($ amounts in millions)    6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
Continuing Operations
Non-interest expense (GAAP) 842 $           913 $           1,124 $       850 $           956 $
Adjustments:
Securities impairment, net (2)                 -               (2)                 -               -
Branch consolidation and property and equipment charges -               -               2                   -               (77)
Goodwill impairment -               -               (253)             -               -
Adjusted non-interest expense (non-GAAP) G 840 $           913 $           871 $           850 $           879 $
Net interest income, taxable-equivalent basis (GAAP) 850 $           839 $           858 $           859 $           864 $
Non-interest income (GAAP) 507 $           524 $           507 $           513 $           543 $
Adjustments:
Securities (gains) losses, net (12)               (12)               (7)                 1                   (24)
Leveraged lease termination (gains) losses, net (7)                 (7)                 (10)               2                   -
Adjusted non-interest income (non-GAAP) H 488              505              490              516              519
Adjusted total revenue (non-GAAP) I 1,338 $       1,344 $       1,348 $       1,375 $       1,383 $
Fee income ratio (non-GAAP) H/I 36.5% 37.6% 36.4% 37.5% 37.5%
Efficiency ratio (non-GAAP) G/I 62.8% 67.9% 64.6% 61.8% 63.6%
As of and for Quarter Ended

The following table provides calculations of Tier 1capital (regulatory) and "Tier 1common equity" (non-GAAP). Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1capital, the calculation of which is not prescribed in amount by federal banking regulations. In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1capital, known as Tier 1common equity. While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1common equity measure. Because Tier 1common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate differently than Regions' disclosed calculations. Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on this same basis.

Tier 1common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1capital ratio. Adjustments are made to Tier 1capital to arrive at Tier 1common equity (non-GAAP). Tier 1common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

REGIONS

NON-GAAP RECONCILIATION: TIER 1 COMMON
($ amounts in millions, except per share data)   6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED
-
Stockholders' equity (GAAP)  14,455 $     17,534 $  16,499 $  17,263 $  16,888 $
Accumulated other comprehensive (income) loss  (54) 60 69 (92) 177
Non-qualifying goodwill and intangibles  (4,852) (4,881) (4,900) (5,649) (5,668)
Disallowed deferred tax assets (336) (345) (432) (506) (498)
Disallowed servicing assets (33) (36) (35) (35) (35)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  10,118 $     13,270 $  12,139 $  11,919 $  11,802 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  - (3,429) (3,419) (3,409) (3,399)
Tier 1 common equity (non-GAAP)  O 9,180 $       8,903 $    7,782 $    7,572 $    7,465 $
Risk-weighted assets (regulatory)  P 91,769 92,546 91,449 92,786 93,865
Tier 1 common risk-based ratio (non-GAAP)  O/P 10.0% 9.6% 8.5% 8.2% 7.9%
As of and for Quarter Ended

NON-GAAP RECONCILIATION: TIER 1 CAPITAL
Regions' Series A preferred stock was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012.  The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented.
The amount retired includes the Series A preferred stock plus the remaining balance of the related discount.
($ amounts in millions)
6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
TIER 1 RISK-BASED RATIO
Stockholders' equity   14,455 $        17,534 $        16,499 $        17,263 $        16,888 $
Accumulated other comprehensive (income) loss  (54) 60 69 (92) 177
Non-qualifying goodwill and intangibles  (4,852) (4,881) (4,900) (5,649) (5,668)
Disallowed deferred tax assets (336) (345) (432) (506) (498)
Disallowed servicing assets (33) (36) (35) (35) (35)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital as reported 10,118 $        13,270 $        12,139 $        11,919 $        11,802 $
Series A Preferred Stock Retirement (Reduction to Stockholders' equity) - $             (3,500) $        (3,500) $        (3,500) $        (3,500) $
Retirement of warrant to purchase 48.3 million shares of Regions common stock - (45) (45) (45) (45)
Tier 1 capital as adjusted to exclude Series A Preferred Stock 10,118 $        9,725 $          8,594 $          8,374 $          8,257 $
Risk-weighted assets 1 91,769 92,546 91,449 92,786 93,865
Tier 1 capital ratio 11.0% 14.3% 13.3% 12.8% 12.6%
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant 11.0% 10.5% 9.4% 9.0% 8.8%
Quarter Ended